SERIES A CONVERTIBLE PREFERRED STOCK	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
SERIES A CONVERTIBLE PREFERRED STOCK

NOTE 10 — SERIES A CONVERTIBLE PREFERRED STOCK

The Company has designated 500,000 shares of Series A Convertible Preferred Stock with a par value of $0.001 per share.

The Series A has voting rights on an as-if-converted to common stock basis. The holders are entitled to a 10% dividend and convert at any time into shares of common stock at a ratio of 1 to 25.6938 shares of common stock, subject to adjustment. Upon any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary, the Series A stockholders shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share Series A Convertible Preferred Stock before any distribution or payment shall be made to the holders of common stock. The company should not, without the affirmative vote of 76% of the Series A stockholders alter or adversely change the powers, preferences or rights of the Series A Convertible Preferred Stock.

Private Placement

On November 17, 2017, the Company issued to certain accredited investors and a placement agent investment unit that were comprised of Series A Convertible Preferred Stock, warrants, and common stock. The net proceeds of the transaction after deducting placement agent and closing fees were $1,164,713; these proceeds were allocated to the preferred stock, warrants, and common stock according to the following amounts: $770,100, $393,945, and $667, respectively.

The Company issued 345,528 shares of Series A Convertible Preferred Stock to the investors and a placement agent that are convertible into 345,528 of newly issuable shares of the Company’s common stock. Management assessed the attributes of the Series A Convertible Preferred Stock and determined that the securities for accounting purposes should be treated as debt, as they call for liquidation preference, preferred dividends that are akin to interest payments, and certain redemption features that require settlement in cash. The convertible stock is redeemable May 20, 2021. In the event that the convertible stock is redeemed, the Company will be required to pay a redemption premium of $129,412 in excess of the face value of $1,294,117; the total redemption value would be $1,423,529. The Company has determined that there was discount from the issuance costs, discount related to the valuation of the warrants, and discount related beneficial conversion feature of the convertible preferred stock totaling $1,048,034. The Company accounts for the convertible stock discount and redemption premium via a convertible preferred stock contra account that accretes to the redemption value over five years. At each reporting period, the Company accounts for the accretion as an increase to the net value of the convertible preferred stock and corresponding charge to the interest expense is recognized to results of operations.